UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 11, 2011

Commission file number: 001-32875
BURGER KING HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	75-3095469 (IRS Employer Identification No.)

5505 Blue Lagoon Drive, Miami, Florida (Address of Principal Executive Offices)	33126 (Zip Code)

(305) 378-3000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On August 11, 2011, Burger King Holdings, Inc. (the “Company”) issued a press release and supplemental financial and operational information regarding results for its second quarter of 2011 ended June 30, 2011. The press release and supplemental financial and operational information are furnished hereto as Exhibit 99.

Item 9.01	Financial Statements and Exhibits.

	Exhibit 99	Press release and supplemental financial and operational information regarding results for the three and six months ended June 30, 2011 issued by the Company on August 11, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BURGER KING HOLDINGS, INC.
By:	/s/ Daniel S. Schwartz
Daniel S. Schwartz
Chief Financial Officer

Date: August 11, 2011

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